Exhibit 21.1

Subsidiaries of LifePoint Hospitals, Inc.

Name of Entity	Location of Incorporation or Organization
America Management Companies, LLC	Delaware
AMG — Crockett, LLC	Delaware
AMG — Hilcrest, LLC	Delaware
AMG — Hillside, LLC	Delaware
AMG — Livingston, LLC	Delaware
AMG — Logan, LLC	Delaware
AMG — Southern Tennessee, LLC	Delaware
AMG — Trinity, LLC	Delaware
Andalusia Physician Practices, LLC	Delaware
Andalusia Rehabilitation, LLC	Delaware
Ashland Physician Services, LLC	Delaware
Ashley Valley Medical Center, LLC	Delaware
Ashley Valley Physician Practice, LLC	Delaware
Athens Physicians Practice, LLC	Delaware
Athens Regional Medical Center, LLC	Delaware
Barrow Medical Center, LLC	Delaware
Bartow General Partner, LLC	Delaware
Bartow Healthcare System, Ltd.	Florida
Bartow Memorial Limited Partner, LLC	Delaware
Bolivar Physician Practices, LLC	Delaware
Bourbon Community Hospital, LLC	Delaware
Bourbon Physician Practice, LLC	Delaware
Brim Hospitals, Inc.	Oregon
Buffalo Trace Radiation Oncology Associates, LLC	Kentucky
Care Health Company, Inc.	Washington
Castleview Hospital, LLC	Delaware
Castleview Medical, LLC	Delaware
Castleview Physician Practice, LLC	Delaware
Clinch Professional Physician Services, LLC	Delaware
Clinch Valley Endocrinology, LLC	Virginia
Clinch Valley Medical Center, Inc.	Virginia
Clinch Valley Pulmonology, LLC	Virginia
Clinch Valley Urology, LLC	Virginia
Colorado Plains Physician Practices, LLC	Delaware
Community-Based Services, LLC	Delaware
Community Hospital of Andalusia, Inc.	Alabama
Community Medical, LLC	Delaware
Crockett Hospital, LLC	Delaware
Crockett PHO, LLC	Delaware
Danville Diagnostic Imaging Center, LLC	Delaware
Danville Physician Practices, LLC	Delaware
Danville Regional Medical Center, LLC	Delaware
Danville Regional Medical Center School of Health Professions, LLC	Delaware
DLP Cardiac Partners, LLC	Delaware
DLP Healthcare, LLC	Delaware
DLP Leasing, LLC	Delaware
DLP Maria Parham Medical Center, LLC	Delaware

Name of Entity	Location of Incorporation or Organization
DLP Maria Parham Physician Practices, LLC	Delaware
DLP Partner, LLC	Delaware
DLP Partner Twin County, LLC	Delaware
DLP Person Memorial Hospital, LLC	Delaware
DLP Person Physician Practices, LLC	Delaware
DLP Twin County Holding Company, LLC	Delaware
DLP Twin County Physician Practices, LLC	Delaware
DLP Twin County Regional Healthcare, LLC	Delaware
Dodge City Healthcare Group, LLC	Kansas
Dodge City Healthcare Partner, Inc.	Kansas
Georgetown Community Hospital, LLC	Delaware
Georgetown Rehabilitation, LLC	Delaware
Guyan Valley Hospital, LLC	Delaware
Halstead Hospital, LLC	Delaware
Havasu Regional Medical Center, LLC	Delaware
HCK Logan Memorial, LLC	Delaware
HDP Andalusia, LLC	Delaware
HDP Georgetown, LLC	Delaware
Hillside Hospital, LLC	Delaware
Historic LifePoint Hospitals, Inc.	Delaware
HRMC, LLC	Delaware
HST Physician Practice, LLC	Delaware
HTI Georgetown, LLC	Delaware
HTI PineLake, LLC	Delaware
Integrated Physician Services, LLC	Delaware
Kansas Healthcare Management Company, Inc.	Kansas
Kansas Healthcare Management Services, LLC	Kansas
Kentucky Hospital, LLC	Delaware
Kentucky Medserv, LLC	Delaware
Kentucky MSO, LLC	Delaware
Kentucky Physician Services, Inc.	Kentucky
Lake Cumberland Cardiology Associates, LLC	Delaware
Lake Cumberland Physician Practices, LLC	Delaware
Lake Cumberland Regional Hospital, LLC	Delaware
Lake Cumberland Regional Physician Hospital Organization, LLC	Delaware
Lake Cumberland Surgery Center, LP	Delaware
Lakeland Community Hospital, LLC	Delaware
Lakeland Physician Practices, LLC	Delaware
Lamar Surgery Center, LP	Delaware
Lander Valley Ambulatory Surgery Center, LLC	Delaware
Lander Valley Medical Center, LLC	Delaware
Lander Valley Physician Practices, LLC	Delaware
Las Cruces Endoscopy, LLC	Delaware
Las Cruces Endoscopy Partner, LLC	Delaware
Las Cruces Physician Practices, LLC	Delaware
LCMC MRI, LLC	Delaware
LCMC PET, LLC	Delaware
LHSC, LLC	Delaware
LifePoint Acquisition Corp.	Delaware
LifePoint Asset Management Company, Inc.	Delaware

Name of Entity	Location of Incorporation or Organization
LifePoint Billing Services, LLC	Delaware
LifePoint Corporate Services, General Partnership	Delaware
LifePoint CSGP, LLC	Delaware
LifePoint CSLP, LLC	Delaware
LifePoint Holdings 2, LLC	Delaware
LifePoint Holdings 3, Inc.	Delaware
LifePoint Hospitals Holdings, Inc.	Delaware
LifePoint Medical Group — Hillside, Inc.	Tennessee
LifePoint of GAGP, LLC	Delaware
LifePoint of Georgia, Limited Partnership	Delaware
LifePoint of Kentucky, LLC	Delaware
LifePoint of Lake Cumberland, LLC	Delaware
LifePoint RC, Inc.	Delaware
LifePoint VA Holdings, Inc.	Delaware
LifePoint WV Holdings, Inc.	Delaware
Livingston Regional Hospital, LLC	Delaware
Logan General Hospital, LLC	Delaware
Logan Healthcare Partner, LLC	Delaware
Logan Medical, LLC	Delaware
Logan Memorial Hospital, LLC	Delaware
Logan Oncology Care Associates, LLC	West Virginia
Logan Physician Practice, LLC	Delaware
Lohman Endoscopy Center, LLC	New Mexico
Los Alamos Physician Practices, LLC	Delaware
Martinsville Physician Practices, LLC	Delaware
Meadowview Physician Practice, LLC	Delaware
Meadowview Regional Medical Center, LLC	Delaware
Meadowview Rights, LLC	Delaware
Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC	Virginia
Mercy Physician Practices, LLC	Delaware
Mexia Principal Healthcare Limited Partnership	Texas
Mexia-Principal, Inc.	Texas
Minden Physician Practices, LLC	Delaware
Northeastern Nevada Physician Practices, LLC	Delaware
Northwest Medical Center-Winfield, LLC	Delaware
NWMC — Winfield Anesthesia Physicians, LLC	Delaware
NWMC — Winfield Hospitalist Physicians, LLC	Delaware
NWMC — Winfield Physician Practices, LLC	Delaware
Opelousas Imaging Center Partner, LLC	Delaware
Opelousas PET/CT Imaging Center, LLC	Delaware
Orthopedics of Southwest Virginia, LLC	Virginia
Palestine-Principal G.P., Inc.	Texas
Palestine Principal Healthcare Limited Partnership	Texas
PHC-Ashland, L.P.	Pennsylvania
PHC-Aviation, Inc.	Tennessee
PHC-Belle Glade, Inc.	Florida
PHC-Charlestown, L.P.	Indiana
PHC-Cleveland, Inc.	Mississippi
PHC-Doctors’ Hospital, Inc.	Louisiana

Name of Entity	Location of Incorporation or Organization
PHC-Elko, Inc.	Nevada
PHC-Fort Mohave, Inc.	Arizona
PHC-Fort Morgan, Inc.	Colorado
PHC Hospitals, LLC	Delaware
PHC-Indiana, Inc.	Indiana
PHC-Knox, Inc.	Nevada
PHC-Lake Havasu, Inc.	Arizona
PHC-Lakewood, Inc.	Louisiana
PHC-Las Cruces, Inc.	New Mexico
PHC-Los Alamos, Inc.	New Mexico
PHC-Louisiana, Inc.	Louisiana
PHC-Martinsville, Inc.	Virginia
PHC-Minden G.P., Inc.	Louisiana
PHC-Minden, L.P.	Louisiana
PHC-Morgan City, L.P.	Louisiana
PHC-Morgan Lake, Inc.	Louisiana
PHC-Opelousas, L.P.	Louisiana
PHC-Palestine, Inc.	Nevada
PHC-Selma, LLC	Delaware
PHC-Tennessee, Inc.	Tennessee
PineLake Physician Practice, LLC	Delaware
PineLake Regional Hospital, LLC	Delaware
Point of Life Indemnity, Ltd.	Cayman Islands
Poitras Practice, LLC	Delaware
PRHC-Alabama, LLC	Delaware
PRHC-Ennis G.P., Inc.	Texas
PRHC-Ennis, L.P.	Texas
Principal Hospital Company of Nevada, Inc.	Nevada
Principal Knox, L.L.C.	Delaware
Principal Knox, L.P.	Delaware
Principal-Needles, Inc.	Tennessee
Province Healthcare Company	Delaware
Putnam Ambulatory Surgery Center, LLC	Delaware
Putnam Community Medical Center, LLC	Delaware
Putnam Physician Practices, LLC	Delaware
R. Kendall Brown Practice, LLC	Delaware
Raleigh General Hospital, LLC	West Virginia
River Parishes Holdings, LLC	Delaware
River Parishes Hospital, LLC	Delaware
River Parishes Partner, LLC	Delaware
River Parishes Physician Practices, LLC	Delaware
Riverton Ambulatory Surgery Center, LLC	Delaware
Riverton Memorial Hospital, LLC	Delaware
Riverton Oncology Practice, LLC	Delaware
Riverton Physician Practices, LLC	Delaware
Riverview Medical Center, LLC	Delaware
Riverview Physician Practices, LLC	Delaware
Rockdale Clinically Integrated Medical Care Organization, LLC	Delaware
Rockdale Hospital, LLC	Delaware
Rockdale Physician Practices, LLC	Delaware

Name of Entity	Location of Incorporation or Organization
Russellville Hospital, LLC	Delaware
Russellville Physician Practices, LLC	Delaware
Select Healthcare, LLC	Delaware
Selma Diagnostic Imaging, LLC	Delaware
Siletchnik Practice, LLC	Delaware
Smith County Memorial Hospital, LLC	Delaware
Somerset Surgery Partner, LLC	Delaware
Southern Tennessee EMS, LLC	Delaware
Southern Tennessee Medical Center, LLC	Delaware
Southern Tennessee PHO, LLC	Delaware
Spring View Hospital, LLC	Delaware
Spring View Physician Practices, LLC	Delaware
Springhill Medical Center, LLC	Delaware
SST Community Health, LLC	Tennessee
Starke Physician Practices, LLC	Delaware
Sumner Physician Practices, LLC	Delaware
Sumner Real Estate Holdings, LLC	Delaware
Sumner Regional Medical Center, LLC	Delaware
Texas Specialty Physicians	Texas
The LifePoint Community Foundation	Delaware
The MRI Center of Northwest Alabama, LLC	Delaware
THM Physician Practice, LLC	Delaware
Trousdale Medical Center, LLC	Delaware
Trousdale Physician Practices, LLC	Delaware
Valley View Physician Practices, LLC	Delaware
Vaughan Physician Practices, LLC	Delaware
Vaughan Regional Medical Center, LLC	Delaware
Ville Platte Medical Center, LLC	Delaware
West Virginia Management Service Organization, Inc.	West Virginia
Western Plains Physician Practices, LLC	Delaware
Western Plains Regional Hospital, LLC	Delaware
Woodford Hospital, LLC	Delaware
Wyoming Holdings, LLC	Delaware
Wythe County Community Hospital, LLC	Delaware
Wythe County Physician Practices, LLC	Delaware
Zone, Incorporated	West Virginia